                                     Oppenheimer Main Street Opportunity Fund(R)
                                       Supplement dated June 2, 2008 to the
                                         Prospectus dated November 1, 2007

This supplement amends the Prospectus of Oppenheimer Main Street Opportunity Fund (the "Fund") dated November 1, 2007 and is in addition to the supplement dated December 28, 2007 and April 28, 2008.

The section "How the Fund is Managed - Portfolio Managers," on page 11 of the Prospectus, is deleted in its entirety and is replaced by the following:

  Portfolio Managers. The Fund's portfolio is managed by Mark Zavanelli and Marc Reinganum, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Zavanelli has been a Vice President and co-portfolio manager of the Fund since September 2003 and Dr. Reinganum is co-portfolio manager of the
  Fund effective June 30, 2008.

        Mr. Zavanelli, CFA, has been a portfolio manager of the Manager since July 1999 and a Vice President of the Manager since November 2000. Prior to joining the Manager in April 1998, Mr. Zavanelli was President of
  Waterside Capital Management, a registered investment adviser, from August 1995 through April 1998. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

        Dr. Reinganum has been a Vice President of the Manager and Director of Quantitative Research and
  Portfolio Strategist for Equities since September 2002. He was the Mary Jo Vaughn Rauscher Chair in
  Financial Investments at Southern Methodist University from 1995 to 2002. At Southern Methodist University he also served as the Director of the Finance Institute, the Chairman of the Finance Department, the
  President of the Faculty at the Cox School of Business and a member of the Board of Trustees Investment
  Committee. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

  The Statement of Additional Information provides additional information about the Portfolio Managers'
  compensation, other accounts they manage and their ownership of Fund shares.

June 2, 2008                                                          PS0731.017